UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Church & Dwight Co., Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 3, 2012.

Meeting Information
Meeting Type: Annual Meeting
CHURCH & DWIGHT CO., INC.	For holders as of: March 5, 2012
Date: May 3, 2012 Time: 11:00 a.m. EDT
CHURCH & DWIGHT CO., INC. 469 NORTH HARRISON STREET PRINCETON, NJ 08543-5297	Location: Church & Dwight Co., Inc. 469 N. Harrison St. Princeton, NJ 08543 Directions to the meeting are included in the proxy statement

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only a reference to the proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy or e-mail copy (see reverse side).

We encourage you to access and review the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT 2011 ANNUAL REPORT TO STOCKHOLDERS
How to View Online:
Have available the control number that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the control number that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded. Please make the request as instructed above on or before April 19, 2012 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have available the control number that is printed in the box marked by the arrow and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that
you vote FOR the following nominees:
1. Election of Directors
Nominees:
1a. T. Rosie Albright
1b. Ravichandra K. Saligram
1c. Robert K. Shearer

The Board of Directors recommends that you vote FOR the following proposals:

2. Approval of our Amended and Restated Annual Incentive Plan.

3. Advisory vote to approve compensation of our named executive officers.

4. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012.

To act on such other business as may properly be brought before the meeting and any adjournments or postponements thereof.